UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 13, 2008
NovaRay Medical, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52731	16-1778998

(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

1850 Embarcadero Road, Palo Alto, California		94303

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (650) 331-7337

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 16.1
EXHIBIT 16.2

Item 4.01 Changes in Registrant’s Certifying Accountant.
     On February 13, 2008, the Company dismissed its principal independent accountants, Gruber & Company LLC (“Gruber”).
     Gruber’s report on the Company’s financial statements for the fiscal year ended September 30, 2007, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.
     The decision to dismiss Gruber as the Company’s principal independent accountant was approved by the Company’s Board of Directors on February 13, 2008.
     During the period from the Company’s inception on October 6, 2006, through the date of Gruber’s dismissal, there were no disagreements with Gruber on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Gruber, would have caused Gruber to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such period. None of the “reportable events” described under Item 304(a)(1)(iv) of Regulation S-B occurred through the date of this report.
     The Company has provided Gruber with a copy of the foregoing disclosures, and Gruber has furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company herein, attached hereto as Exhibit 16.1.
     On February 13, 2008, the Company engaged Paritz & Company, P.A. (“Paritz”) as its new principal independent accountants, effective immediately upon the dismissal of Gruber. The decision to engage Paritz as the Company’s principal independent accountants was approved by the Company’s Board of Directors on February 13, 2008.
     Paritz was the auditor of NovaRay, Inc. (“NovaRay”) prior to the merger of the Company and NovaRay (the “Merger”) as previously reported on Form 8-K filed with the Securities and Exchange Commission on or about December 28, 2007 (the “December 8-K”). As such, Paritz audited and reviewed the NovaRay financial statements that were included in the December 8-K and provided advice with respect to accounting, auditing, and financial reporting issues related to the Merger. Gruber was not consulted on the transactions or financial reporting for the December 8-K.
     The Company has provided Paritz with a copy of the foregoing disclosures, and Paritz has furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company herein, attached hereto as Exhibit 16.2.
Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.
(b)     On February 13, 2008, the Company, by unanimous written consent of its Board of Directors, changed its fiscal year end from the 30th day of September of each year to the 31st day of December of each year, effective for the year ending December 31, 2007. The Board of Directors elected to change the Company’s fiscal year to match the fiscal year of NovaRay as the Company had no material business operations prior to consummation of the Merger. The Company’s Annual Report on Form 10-KSB for the year ending December 31, 2007 to be filed on or prior to March 31, 2008, will cover the transition period.
Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits

16.1	Letter of Gruber & Company LLC dated February 13, 2008
16.2	Letter of Paritz & Company, P.A. dated February 13, 2008

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SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaRay Medical, Inc.
Dated: February 13, 2008	By:	/s/ Jack Price
		Name:	Jack Price
		Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter of Gruber & Company LLC dated February 13, 2008
16.2	Letter of Paritz & Company, P.A. dated February 13, 2008